UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):

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FEBRURAY 13, 2002

MECHANICAL TECHNOLOGY INCORPORATED

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(Exact name of registrant as specified in charter)

NEW YORK 0-6890 14-1462255

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(State or other jurisdiction (Commission file number) (IRS employer of incorporation) identification

No.)

431 NEW KARNER ROAD, ALBANY, NEW YORK 12205

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (518) 533-2200

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Table of Contents

8-K
Item 8	1
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ITEM 8. Registrant Change in Fiscal Year

On February 12, 2002, Mechanical Technology Inc. (the "Company") changed its fiscal year end from September 30 to December 31, effective January 1, 2002. The Company will file a Form 10-Q covering the transition period for the three months ended December 31, 2001.

Below is a press release issued by the Company on February 13, 2002, announcing its change in fiscal year end.

For: MECHANICAL TECHNOLOGY

CONTACT:

Nancy Heslin George Relan

Marketing and Communications Program Manager Director of Investor Relations

nheslin@mechtech.com grelan@mechtech.com

518.533.2218 518.533.2200

MECHANICAL TECHNOLOGY ANNOUNCES

CHANGE IN FISCAL YEAR

Albany, N.Y., February 13, 2002 -- Mechanical Technology Inc. (NASDAQ: MKTY) announced a change in its fiscal year end from September 30 to December 31, effective

January 1, 2002.

The change was made so that the Company's annual and quarterly reporting periods would be consistent with those used by Plug Power Inc., (NASDAQ: PLUG), the fuel cell manufacturer the Company co- founded in 1997.

Prior to this change, Mechanical Technology's 10-Q for its first quarter was due in advance of the due date for Plug Power's year end 10-K filing. Synchronizing the fiscal reporting periods will permit the Company to continue to account for its holdings in Plug Power on a timely basis. Adoption of the change in fiscal year end is not expected to have a material impact on the Company's consolidated financial statements.

Mechanical Technology expects to file its transition report on Form 10-Q for the three months ended December 31, 2001, and hold its live quarterly conference call and web cast shortly after Plug Power releases its fourth quarter and fiscal 2001 year end financial statements.

Mechanical Technology is primarily engaged in the development of direct methanol micro fuel cells through its subsidiary MTI MicroFuel Cells Inc., and in the design and manufacturing of precision instrumentation through its subsidiary MTI Instruments. Mechanical Technology also co-founded and retains a significant interest in Plug Power. Mechanical Technology also has an interest in SatCon Technology Corporation (NASDAQ: SATC), which develops power electronics and energy management products, and Beacon Power Corporation (NASDAQ: BCON), which develops flywheel energy storage systems.

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This document contains statements that are not historical fact and are considered "forward looking statements" under the Private Securities Litigation Act of 1995. You should not rely on any forward-looking statements in making investment decisions. Such statements are only predictions. Our actual circumstances, events and results may differ materially from the information contained in any forward looking statements based on a number of factors, including but not limited to: 1) the availability and cost of capital, 2) the success of our development and commercialization efforts with micro fuel cells, 3) the performance of technologies and companies with which Mechanical Technology is involved and 4) the successful introduction of products by MTI Instruments. Additional information concerning factors that may cause actual results to differ from those in forward looking statements is contained, from time to time, in our SEC filings including, but not limited to, our Annual Report on form 10-K and our Quarterly Reports on form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY INCORPORATED

Dated: February 13, 2002 By: /S/ CYNTHIA A. SCHEUER

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Name: Cynthia A. Scheuer

Title: Vice President and Chief

Financial Officer